10. Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

During the three months ended March 31, 2016 and 2015, there was no provision for income taxes as the Company incurred losses during both periods. Deferred tax assets and liabilities reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company records a valuation allowance against its deferred tax assets as the Company believes it is more likely than not the deferred tax assets will not be realized. The valuation allowance against deferred tax assets was approximately $16.5 million and $15.3 million as of March 31, 2016 and December 31, 2015, respectively.

As of March 31, 2016, and December 31, 2015, the net deferred tax liability of $2,918,518 on the condensed consolidated balance sheets is related to book and tax basis differences for intangible assets with indefinite lives that were acquired in the January 2012 acquisition of SymbioTec. In accordance with ASC 740-10-30-18, the deferred tax liability related to the intangible assets cannot be used to offset deferred tax assets when determining the amount of the valuation allowance for deferred tax assets which are not more-likely-than-not to be realized. This results in a net deferred tax liability, even though the Company has a full valuation allowance on its other net deferred tax assets. This net deferred tax liability will continue to be reflected on the balance sheet until the related intangible assets are no longer held by the Company.

As of March 31, 2016 and December 31, 2015, the Company did not record any unrecognized tax positions.

The Company accounts for income taxes using the liability method under ASC Topic 740, Income Taxes. Under this method, deferred tax assets and liabilities are determined based on temporary differences resulting from the different treatment of items for tax and financial reporting purposes. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. Additionally, the Company must assess the likelihood that deferred tax assets will be recovered as deductions from future taxable income. The Company has provided a full valuation allowance on the Company’s deferred tax assets because the Company believes it is more likely than not that its deferred tax assets will not be realized. The Company evaluates the recoverability of its deferred tax assets on a quarterly basis. Currently, there is no provision for income taxes as the Company has incurred losses to date.

The components of (loss) before income taxes are as follows:

	Year ended December 31,
	2015	2014
Domestic (U.S.)	$(7,724,418)	$(4,040,654)
Foreign (U.K.)	(4,767,363)	(10,003,427)
Foreign (Germany)	(15,690)	(263,023)
Loss before income taxes	$(12,507,471)	$(14,307,104)

The reconciliation of income tax provision (benefit) at the U.S. corporation tax rate, being the rate applicable to the country of domicile of Xenetic Biosciences, Inc. to net income tax provision (benefit) is as follows:

	Year ended December 31,
	2015	2014
Federal	$(4,252,540)	$(4,860,256)
State	(276,601)	(145,209)
Increase in tax losses not recognized	2,238,879	4,949,805
Permanent differences, net	800,891	(1,529,190)
Mark to market	722,540	–
Foreign rate differential	502,357	1,184,770
Share-based payments, net	308,888	505,035
Other	–	7,273
Enhanced research and development tax credits	(44,414)	(112,228)
Net provision (benefit) for income taxes	$–	$–

Deferred tax assets and liabilities reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets are as follows:

	Year ended December 31,
	2015	2014
Deferred tax assets:
U.K. net operating loss carryforwards	$9,402,398	$9,198,798
U.K. capital loss carryforwards	1,775,932	1,874,254
U.S. federal net operating loss carryforwards	1,659,050	923,816
Share-based payments	1,313,226	52,320
Enhanced research and development tax credits	852,272	786,342
Germany net operating loss carryforwards	401,906	393,638
U.S. state net operating loss carryforwards	422,622	233,825
Accrued expenses	44,557	157,329
Depreciation	25,823	37,703
Other	4,998	115,384
Total deferred tax assets before valuation allowance	15,902,784	13,773,409
Deferred tax liabilities:
Indefinite-lived intangible asset	(2,918,518)	(3,080,096)
Debt discount	(578,346)	–
Total deferred tax liabilities	(3,496,864)	(3,080,096)
Less valuation allowance	(15,324,438)	(13,773,409)
Total net deferred tax liability	$(2,918,518)	$(3,080,096)

For the years ended December 31, 2015 and 2014, the Company had U.K. net operating loss carryforwards of $47.01 million and $45.99 million, respectively, U.S. federal net operating loss carryforwards of $5.30 million and $2.95 million, respectively, U.S. state net operating loss carryforwards of $5.28 million and $2.92 million, respectively, and Germany net operating loss carryforwards of approximately $1.27 million and $1.25 million, respectively. The U.K. and Germany net operating loss carryforwards can be carried forward indefinitely. The U.S. federal and state net operating loss carryforwards begin to expire in 2032.

The Company’s ability to use its operating loss carryforwards and tax credits generated in the U.S. to offset future taxable income is subject to restrictions under Section 382 of the United States Internal Revenue Code (the “Internal Revenue Code”). These restrictions may limit the future use of the operating loss carryforwards and tax credits if certain ownership changes described in the Internal Revenue Code occur. Future changes in stock ownership may occur that would create further limitations on the Company’s use of the operating loss carryforwards and tax credits. In such a situation, the Company may be required to pay income taxes, even though significant operating loss carryforwards and tax credits exist.

The Company’s ability to use its operating loss carryforwards and tax credits generated in the U.K. are subject to restrictions under U.K. tax legislation. These regulations may limit the future use of operating loss carryforwards if there is a change in ownership and a change in the nature or conduct of the business carried on by the Company, and in certain circumstances where there is a change in the nature or conduct of the business only. In such cases the carryforwards would cease to be available to set against future income.

The Company’s ability to use its operating loss carryforwards and tax credits generated in Germany are also subject to restrictions under German tax legislation. These regulations may limit the future use of operating loss carryforwards if there is a change in ownership. In such cases the carryforwards would cease to be available to set against future income.

As of December 31, 2015 and 2014, the Company did not record any uncertain tax positions. As of January 1, 2014, the Company had recorded an uncertain tax position due to a claim for research and development tax credits with a full valuation allowance. During 2014, the Company determined that it is unable to obtain and compile the necessary information to support and defend the recoverability of the research and development tax credits, resulting in the write-off of the previously fully reserved balance. The changes to uncertain tax positions for 2015 and 2014 were as follows:

	Year ended December 31,
	2015	2014
Uncertain tax benefits as of January 1	$–	$185,961
Gross adjustments in tax positions	–	(185,961)
Uncertain tax positions as of December 31	$–	$–

The Company files income tax returns in the U.S. federal tax jurisdiction and Massachusetts state tax jurisdiction, and certain foreign tax jurisdictions. The Company is subject to examination by the U.S. federal, state, foreign, and local income tax authorities for calendar tax years ending 2012 through 2015 due to available net operating loss carryforwards and research and development tax credits arising in those years. The Company has not been notified of any examinations by the Internal Revenue Service or any other tax authorities as of December 31, 2015. The Company has not recorded any interest or penalties for unrecognized tax benefits since its inception.

Potential 382 Limitation

The Company’s net operating loss and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service.  The Company’s ability to utilize our net operating loss (“NOL”) and alternative minimum tax (“AMT”) and research and development credit (“R&D”) carryforwards may be substantially limited due to ownership changes that may have occurred or that could occur in the future, as required by Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), as well as similar state provisions.  These ownership changes may limit the amount of NOL, AMT and R&D credit carryforwards that can be utilized annually to offset future taxable income and tax, respectively.  In general, an ownership change, as defined in Section 382 of the Code, results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50% of the outstanding stock of a company by certain stockholders or public groups.

The Company has not completed a study to assess whether one or more ownership changes have occurred since we became a loss corporation as defined in Section 382 of the Code, but we believe that it is likely that an ownership change has occurred.  If we have experienced an ownership change, utilization of the NOL, AMT and R&D credit carryforwards would be subject to an annual limitation, which is determined by first multiplying the value of our common stock at the time of the ownership change by the applicable long-term, tax-exempt rate, and then could be subject to additional adjustments, as required.  Any such limitation may result in the expiration of a portion of the NOL, AMT or R&D credit carryforwards before utilization.  Until a study is completed and any limitation known, no amounts are being considered as an uncertain tax position or disclosed as an unrecognized tax benefit under ASC 740.  Any carryforwards that expire prior to utilization as a result of such limitations will be removed from deferred tax assets with a corresponding adjustment to the valuation allowance.  Due to the existence of the valuation allowance, it is not expected that any potential limitation will have a material impact on our operating results.

From time to time the Company may be assessed interest or penalties by major tax jurisdictions, namely the state of Massachusetts. As of December 31, 2015, the Company had no material unrecognized tax benefits and no adjustments to liabilities or operations were required. No interest and penalties have been recognized by the Company to date.

The Company net operating loss carryforwards are subject to review and possible adjustment by the Internal Revenue Service and are subject to certain limitations in the event of cumulative changes in the ownership interest of significant stockholders over a three-year period in excess of 50%.